                                                                    Exhibit 24.1

                              SODAK GAMING, INC.

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael G. Wordeman, Roland W. Gentner, and David R. Johnson and each of them, his true and lawful attorney-in fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, a place and stead, in any and all capacities to sign and the annual report on form 10-K of Sodak Gaming, Inc., and any and all amendments thereto, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

                                               Title                  Date
                                       ---------------------     ---------------
  /s/ Michael G. Wordeman                 Chairman, Chief
---------------------------
     Michael G. Wordeman               Executive Officer and     March 12, 1997
                                             Director

  /s/ Roland W. Gentner                  President, Chief
---------------------------
     Roland W. Gentner                 Operating Officer and     March 12, 1997
                                             Director

  /s/ David R. Johnson                    Chief Financial
---------------------------
   David R. Johnson                      Officer (principal      March 13, 1997
                                         financial officer)

  /s/ Clayton R. Trulson               Vice President, Finance
---------------------------
     Clayton R. Trulson                and Treasurer (principal  March 12, 1997
                                         accounting officer)


  /s/ Thomas Celani
---------------------------
     Thomas Celani                            Director           March 14, 1997


  /s/ Colin V. Reed
---------------------------
     Colin V. Reed                            Director           March 14, 1997


  /s/ Manuel Lujan, Jr.
---------------------------
     Manuel Lujan, Jr.                        Director           March 14, 1997


  /s/ Ronnie Lopez
---------------------------
     Ronnie Lopez                             Director           March 13, 1997